Accrued liabilities and other current liabilities - Schedule of Accrued Liabilities and Other Current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2023 CNY (¥)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 CNY (¥)
Accrued Liabilities and Other Liabilities [Abstract]
Logistics expenses payables	¥ 7,663		¥ 14,625
Advances from customers	3,077		3,773
Payable for investment	2,563		2,563
Refund obligation of sales returns	3,113		1,411
Professional service fee accruals	1,694		579
Accrued advertising expenses	168		150
Others	3,826		4,223
Total	¥ 22,104	$ 3,219	¥ 27,324